Exhibit 99.1
Association for Advanced Life Underwriting 2009 Annual Meeting Eric T. Steigerwalt Senior Vice President & Treasurer

Safe Harbor Statement These materials may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining MetLife's actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission ("SEC"). These factors include: (i) difficult and adverse conditions in the global and domestic capital and credit markets; (ii) continued volatility and further deterioration of the capital and credit markets, which may affect the Company's ability to seek financing or access its credit facilities; (iii) uncertainty about the effectiveness of the U.S. government's plan to stabilize the financial system by injecting capital into financial institutions, purchasing large amounts of illiquid, mortgage-backed and other securities from financial institutions, or otherwise; (iv) the impairment of other financial institutions; (v) potential liquidity and other risks resulting from MetLife's participation in a securities lending program and other transactions; (vi) exposure to financial and capital market risk; (vii) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect the Company's ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require the company to pledge collateral or make payments related to declines in value of specified assets; (viii) defaults on the Company's mortgage and consumer loans; (ix) investment losses and defaults, and changes to investment valuations; (x) impairments of goodwill and realized losses or market value impairments to illiquid assets; (xi) unanticipated changes in industry trends; (xii) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors and for personnel; (xiii) discrepancies between actual claims experience and assumptions used in setting prices for the Company's products and establishing the liabilities for the Company's obligations for future policy benefits and claims; (xiv) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xv) ineffectiveness of risk management policies and procedures, including with respect to guaranteed benefit riders (which may be affected by fair value adjustments arising from changes in our own credit spread) on certain of the Company's variable annuity products; (xvi) increased expenses relating to pension and post-retirement benefit plans, (xvii) catastrophe losses; (xviii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (xix) downgrades in MetLife, Inc.'s and its affiliates' claims paying ability, financial strength or credit ratings; (xx) economic, political, currency and other risks relating to the Company's international operations; (xx) availability and effectiveness of reinsurance or indemnification arrangements, (xxi) regulatory, legislative or tax changes that may affect the cost of, or demand for, the Company's products or services; (xxii) changes in accounting standards, practices and/or policies; (xxiii) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xxiv) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (xxv) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes; (xxvi) MetLife's ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; (xxvii) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; and (xxviii) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the SEC. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

Explanatory Note on Non-GAAP Financial Information All references in this presentation to net income (loss), net income (loss) per share, operating earnings and operating earnings per share should be read as net income (loss) available to MetLife, Inc.'s common shareholders, net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, operating earnings available to MetLife, Inc.'s common shareholders and operating earnings available to MetLife, Inc.'s common shareholders per diluted common share, respectively. Net income (loss) available to MetLife, Inc.'s common shareholders and net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share are defined as Generally Accepted Accounting Principles ("GAAP") net income (loss) available to MetLife, Inc.'s common shareholders and GAAP net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share less preferred stock dividends, respectively. The historical and forward-looking financial information presented in this press release includes performance measures which are based on methodologies other than GAAP. MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings per share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and adjustments related to acquisition costs, net of income tax, discontinued operations other than discontinued real estate, net of income tax, and noncontrolling interests, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings available to MetLife, Inc.'s common shareholders and operating earnings available to MetLife, Inc.'s common shareholders per diluted common share should not be viewed as substitutes for GAAP net income (loss) available to MetLife, Inc.'s common shareholders and GAAP net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, respectively. Operating earnings is defined as GAAP net income (loss) attributable to MetLife, Inc., excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, adjustments related to acquisition costs, net of income tax, and discontinued operations other than discontinued real estate, net of income tax, less preferred stock dividends. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to MetLife, Inc.'s common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. Operating earnings available to MetLife, Inc.'s common shareholders per diluted common share is calculated by dividing operating earnings available to MetLife, Inc.'s common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. Operating return on common equity is calculated by dividing operating earnings available to MetLife, Inc.'s common shareholders by average MetLife, Inc. common equity for the period indicated, excluding accumulated other comprehensive income. Managed assets is also a non-GAAP financial measure and therefore a reconciliation to total investments is included in the appendix to this presentation. MetLife believes the managed assets measure enhances the understanding of assets by excluding those assets not actively managed in the investment portfolio.

Evaluation of Insurance Companies Several key criteria have become dominant: Diversification Capital "Cushion" Liquidity Investment Quality Risk Management

MetLife's Business is Broadly Diversified Premiums, Fees & Other (Q1 '09) Q1 '09 Group Life 1969 Retirement & Savings 378 Non-Medical & Other 1572 Individual Life 1404 Individual Annuities 497 Auto & Home 731 International 933 Other 381

MetLife's Capital "Cushion" is Strong Manage domestic life subsidiaries to "AA Levels" 2008 RBC ratio of over 390% Strong excess capital position

MetLife's Excess Liquidity Cash & short-term investments $30.3 billion at 3/31/09 Securities lending $20.0 billion at 3/31/09 Stable business liability profile Lapses in insurance products are declining or stable No debt maturities in the near term

Total Portfolio: Diversified portfolio across many sectors Liability Driven: Asset-liability management Team Investment Approach: 580+ investment and support professionals Risk Management: Part of our culture Market value as of 3/31/09 See Appendix for non-GAAP financial information reconciliations. Investment Grade Corporate Bonds Structured Finance Commercial and Agricultural Mortgages Cash and Short-Term U.S. Treasury/Agency Below Investment Grade Credit Real Estate Equity Corporate Equity East 32.3 21.6 16.5 10.6 8.59 4.16 3.4 2.85 $286.9 Billion of Managed Assets* MetLife's High Quality Diversified Portfolio

Defensively Positioned for Current Environment RMBS Real Estate Recognized Deterioration in Mortgage Underwriting Standards Early Limited Exposure to Sub-Prime RMBS Vast Majority of Alt-A Holdings are Super Senior Decreased Commercial Mortgage Portfolio Loan-to-Value Diversified Real Estate Equity Portfolio Reduced Exposure to Housing, Auto and Airline Sectors Identified Housing Bubble Early Decreased BBB and High Yield Exposure Over Time Corporate Credit

Variable Annuity Hedging MetLife has a strong and effective hedge program Why have we been successful? We did what we said we would do (3 Greeks) We hedged our Japanese products Variable annuity hedging is a manageable capital issue

Financial Strength Ratings & Outlook* Moody's Aa2 Negative S&P AA- Negative Fitch AA Negative A.M. Best A+ Stable * Ratings current as of April 29, 2009 for Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, and MetLife Investors USA Insurance Company

MetLife - Positioned to Win Diverse mix of businesses Our capital position is strong Our investment portfolio is defensively positioned We continue to benefit from the flight to quality

Reconciliation of Total Investments to Market Value of Managed Assets ($ Billions) 3/31/2009 Total Investments $296.8 Plus Cash and Cash Equivalents 19.4 Less Policy Loans (9.9) Less Other Invested Assets (15.1) Less Mortgages Held For Sale (4.0) Adjustment to Real Estate to reflect Carrying Value 0.6 Less Trading Securities, at estimated fair value (0.9) Market Value of Managed Assets $286.9